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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) for the registration of 1995 Sunbase Asia, Inc. stock option plan of our report dated April 5, 1996, on the consolidated financial statements of Sunbase Asia, Inc. appearing on page F-2 of the Annual Report of Sunbase Asia, Inc. on Form 10-K for the year ended December 31, 1995.



                                       /s/ Ernst & Young
                                       Ernst & Young

Hong Kong

October 22, 1996